UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2003

    BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8739	22-1970303
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

1830 Route 130, Burlington, NJ		08016
(Address of principal Executive offices)		(Zip Code)

Registrant's telephone number, including area code: (609) 387-7800

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT INDEX
Exhibit No.
99.1	Press Release, dated August 14, 2003.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 14, 2003, the Registrant issued a press release reporting its sales and net income for its fourth quarter and year ended May 31, 2003 and announcing the declaration of a cash dividend. A copy of the press release is attached as an exhibit to this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION
By: /s/ Robert L. LaPenta Robert L. LaPenta Vice President - Chief Accounting Officer

EXHIBIT INDEX
Exhibit No.
99.1	Press Release, dated August 14, 2003.